Statement of Additional Information Supplement	July 1, 2022

Putnam Dynamic Asset Allocation Balanced Fund Putnam Dynamic Asset Allocation Conservative Fund Putnam Dynamic Asset Allocation Growth Fund Statement of Additional Information dated January 30, 2022

Effective July 1, 2022, Item (7) of the section INVESTMENT RESTRICTIONS is deleted in its entirety and replaced with the following:

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

SAI Supplement - 7/22